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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2002

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-00059                   76-0185186

      (STATE OR OTHER               (COMMISSION               (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION       FILE NUMBER)             IDENTIFICATION NO.)
       OR ORGANIZATION)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                            ------------------------

                             STERLING CHEMICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                 333-04343-01                76-0502785

      (STATE OR OTHER               (COMMISSION               (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION       FILE NUMBER)             IDENTIFICATION NO.)
       OR ORGANIZATION)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                            ------------------------

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ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Monthly Operating Report for Sterling Chemicals
                         Holdings, Inc. for June 2002.

         Exhibit 99.2 -- Monthly Operating Report for Sterling Chemicals, Inc.
                         for June 2002.

         Exhibit 99.3 -- Monthly Operating Report for Sterling Chemicals Energy,
                         Inc. for June 2002.

         Exhibit 99.4 -- Monthly Operating Report for Sterling Fibers, Inc. for
                         June 2002.

         Exhibit 99.5 -- Monthly Operating Report for Sterling Chemicals
                         International, Inc. for June 2002.

         Exhibit 99.6 -- Monthly Operating Report for Sterling Canada, Inc. for
                         June 2002.

         Exhibit 99.7 -- Monthly Operating Report for Sterling Pulp Chemicals
                         US, Inc. for June 2002.

         Exhibit 99.8 -- Monthly Operating Report for Sterling Pulp Chemicals,
                         Inc. for June 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On July 16, 2001, Sterling Chemicals Holdings, Inc. and its subsidiaries Sterling Chemicals Inc., Sterling Chemicals Energy, Inc., Sterling Fibers, Inc., Sterling Chemicals International, Inc., Sterling Canada Inc., Sterling Pulp Chemicals US, Inc. and Sterling Pulp Chemicals Inc. filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division, in Houston, Texas (the "Bankruptcy Court"). These petitions were styled as In re Sterling Chemicals Holdings, Inc., In re Sterling Chemicals Inc., In re Sterling Chemicals Energy, Inc., In re Sterling Fibers, Inc., In re Sterling Chemicals International, Inc., In re Sterling Canada Inc., In re Sterling Pulp Chemicals US, Inc. and In re Sterling Pulp Chemicals Inc., respectively, Case Numbers 01-378[05-12]-H4-11, (05-12 being the different case numbers). Each of Sterling Chemicals Holdings, Inc. and these other entities are being operated as debtors-in-possession under the Bankruptcy Code.

         Attached are exhibits containing monthly operating reports filed by the debtors with the Bankruptcy Court for June 2002. The monthly operating reports filed herewith contain unaudited financial information that is subject to future reconciliations and adjustments that may materially affect stockholder's equity (deficit).


                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING CHEMICALS HOLDINGS, INC.

Date: July 30, 2002

                                       By: /s/ DAVID G. ELKINS
                                           -------------------------------------
                                               David G. Elkins, President


                                       STERLING CHEMICALS INC.

Date: July 30, 2002

                                       By: /s/ DAVID G. ELKINS
                                           -------------------------------------
                                               David G. Elkins, President










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                                 EXHIBIT INDEX

         Exhibit 99.1 -- Monthly Operating Report for Sterling Chemicals
                         Holdings, Inc. for June 2002.

         Exhibit 99.2 -- Monthly Operating Report for Sterling Chemicals, Inc.
                         for June 2002.

         Exhibit 99.3 -- Monthly Operating Report for Sterling Chemicals Energy,
                         Inc. for June 2002.

         Exhibit 99.4 -- Monthly Operating Report for Sterling Fibers, Inc. for
                         June 2002.

         Exhibit 99.5 -- Monthly Operating Report for Sterling Chemicals
                         International, Inc. for June 2002.

         Exhibit 99.6 -- Monthly Operating Report for Sterling Canada, Inc. for
                         June 2002.

         Exhibit 99.7 -- Monthly Operating Report for Sterling Pulp Chemicals
                         US, Inc. for June 2002.

         Exhibit 99.8 -- Monthly Operating Report for Sterling Pulp Chemicals,
                         Inc. for June 2002.